                                                                   EXHIBIT 99.15

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
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                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS


                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB2


                                  [SURF LOGO]


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                AUGUST [18], 2005

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
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                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MI DATA             MI FLAG             Y/N
                    % OF POOL COVERED    %     34.78%

WA DTI                                         40.56%

DTI DISTRIBUTION    DTI <10.00           %     2.70%
                    DTI 10.00-19.99      %     1.63%
                    DTI 20.00-29.99      %     9.40%
                    DTI 30.00-39.99      %     25.90%
                    DTI 40.00-49.99      %     56.24%
                    DTI 50.00-59.99      %     4.13%
                    DTI 60.00-69.99      %

PERCENTAGE BY RANGE               LOANS WITHOUT MI

                                                                 FICOS
                                <450      451-500     501-550    551-600    601-650    651-700    701-750     >750
                                ----      -------     -------    -------    -------    -------    -------     ----
                 <20            0%        0%          0%         0%         0%         0%         0%          0%
                 20-30          0%        0%          0%         0%         0%         0%         0%          0%
                 30-40          0%        0%          0%         0%         0%         0%         0%          0%
                 40-50          0%        0%          0%         0%         0%         0%         0%          0%
LTVS             50-60          0%        0%          0%         0%         0%         1%         1%          0%
                 60-70          0%        0%          0%         0%         2%         2%         1%          0%
                 70-80          0%        0%          0%         0%         18%        25%        10%         3%
                 80-90          0%        0%          0%         0%         0%         0%         0%          0%
                 90-100         0%        0%          0%         0%         0%         1%         0%          0%
                 >100

                                  LOANS WITH MI

                                                                 FICOS
                                <450      451-500     501-550    551-600    601-650    651-700    701-750     >750
                                ----      -------     -------    -------    -------    -------    -------     ----
                 <20
                 20-30
                 30-40
                 40-50
LTVS             50-60
                 60-70
                 70-80
                 80-90          0%        0%          0%         0%         0%         13%        7%          2%
                 90-100         0%        0%          0%         0%         0%         7%         5%          1%
                 >100

LOAN COUNT                      LOANS WITHOUT MI

                                                                 FICOS
                                <450      451-500     501-550    551-600    601-650    651-700    701-750     >750
                                ----      -------     -------    -------    -------    -------    -------     ----
                 <20            0         0           0          0          1          1          0           0
                 20-30          0         0           0          0          2          2          0           0
                 30-40          0         0           0          0          1          2          4           0
                 40-50          0         0           0          0          4          6          4           4
LTVS             50-60          0         0           0          0          9          12         12          0
                 60-70          0         0           0          0          25         27         19          3
                 70-80          0         0           0          0          299        447        176         60
                 80-90          0         0           0          0          1          0          0           0
                 90-100         0         0           0          0          0          16         0           0
                 >100

                                 LOANS WITH MI

                                                                 FICOS
                                <450      451-500     501-550    551-600    601-650    651-700    701-750     >750
                                ----      -------     -------    -------    -------    -------    -------     ----
                 <20
                 20-30
                 30-40
                 40-50

LTVS             50-60
                 60-70
                 70-80

                 80-90          0         0           0          0          1          206        96          24
                 90-100         0         0           0          0          0          123        91          19
                 >100

                                         NUMBER OF                 AVG. LOAN
PRODUCT TYPE               WA IO TERM     LOANS     LOAN BALANCE    BALANCE    % OF TOTAL IO  % OF TOTAL POOL
------------               ----------     -----     ------------    -------    -------------  ---------------
2/28 ARM 24 MONTH IO          24            4           978,690     244,672.50       0.85            0.29%
2/28 ARM 60 MONTH IO          60            233      67,198,045     288,403.63      58.46           20.02%
2/28 ARM 120 MONTH IO         120           6         1,195,250     199,208.33       1.04            0.36%
3/27 ARM 60 MONTH IO          60            63       16,515,015     262,143.09      14.37            4.92%
3/27 ARM 120 MONTH IO         120           1           197,600     197,600.00       0.17            0.06%
5/25 ARM 60 MONTH IO          60            4         1,065,500     266,375.00       0.93            0.32%
5/25 ARM 120 MONTH IO         120           119      22,691,193     190,682.29      19.74            6.76%
6 MONTHS ARM 120 MONTH IO     120           9         2,099,902     233,322.49       1.83            0.63%
30 FIXED 60 MONTH IO          60            10        2,879,037     287,903.74        2.5            0.86%
30 FIXED 120 MONTH IO         120           1           124,900     124,900.00       0.11            0.04%
                              --            ---     -----------     ----------        ---           -----
OTHER IO
TOTALS:                       73            450     114,945,132     255,433.63        100           34.25%
                              ==            ===     ===========     ==========        ===           =====

                                              % OWNER      %         %
PRODUCT TYPE               WA FICO    WA LTV  OCCUPIED  PURCHASE  INVESTOR  WA DTI  % FULL DOC
------------               -------    ------  --------  --------  --------  ------  ----------
2/28 ARM 24 MONTH IO           639     75.78     100      32.27        0     31.04         100
2/28 ARM 60 MONTH IO           688     82.75   99.07      43.68      0.93    40.11       50.49
2/28 ARM 120 MONTH IO          651        80     100        100        0     41.13       14.48
3/27 ARM 60 MONTH IO           697     84.73     100      36.36        0     39.45       68.34
3/27 ARM 120 MONTH IO          632        80     100        100        0     44.81           0
5/25 ARM 60 MONTH IO           673     67.32     100      11.26        0      40.1         100
5/25 ARM 120 MONTH IO          694     78.58   83.38      80.46     4.11     41.67       12.06
6 MONTHS ARM 120 MONTH IO      720     79.02    53.3       86.3     17.9     43.69       22.85
30 FIXED 60 MONTH IO           705     87.48     100      68.18        0     38.83        13.7
30 FIXED 120 MONTH IO          683     44.72       0        100        0     40.99           0
                               ---     -----   -----      -----     ----     -----       -----
OTHER IO
TOTALS:                        691     81.99   95.22      51.62     1.68     40.22       44.41
                               ===     =====   =====      =====     ====     =====       =====


                              INITIAL PERIODIC CAPS

PRODUCT TYPE                        1.00%       1.50%       2.00%  2.50%       3.00%  3.50%  4.00%  4.50%       5.00%
------------                        -----       -----       -----  -----       -----  -----  -----  -----       -----
2/28 ARM 24 MONTH IO                   -           -           -      -      978,690     -       -      -           -
2/28 ARM 60 MONTH IO                   -   1,561,370   1,107,366      -   64,529,309     -       -      -           -
2/28 ARM 120 MONTH IO                  -           -     440,000      -      755,250     -       -      -           -
3/27 ARM 60 MONTH IO                   -     168,000     198,900      -   16,148,115     -       -      -           -
3/27 ARM 120 MONTH IO                  -           -           -      -      197,600     -       -      -           -
5/25 ARM 60 MONTH IO                   -     120,000           -      -            -     -       -      -     945,500
5/25 ARM 120 MONTH IO                  -           -           -      -      245,000     -       -      -  22,446,193
6 MONTHS ARM 120 MONTH IO      2,099,902           -           -      -            -     -       -      -           -
30 FIXED 60 MONTH IO                   -           -           -      -            -     -       -      -           -
30 FIXED 120 MONTH IO                  -           -           -      -            -     -       -      -           -